SUPPLEMENT DATED FEBRUARY 26, 2009 TO THE PROSPECTUS OF
MORGAN STANLEY VARIABLE INVESTMENT SERIES
THE INCOME PLUS PORTFOLIO
CLASS X and CLASS Y
Dated May 1, 2008

I.  Effective February 25, 2009, the portfolio management team of the Income Plus Portfolio (the "Portfolio") changed and Morgan Stanley Investment Advisors Inc. (the "Investment Adviser") entered into a Sub-Advisory Agreement with Morgan Stanley Investment Management Limited (the "Sub-Adviser"). As a result, the following changes to the Prospectus are required:

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The first three paragraphs of the section of the Prospectus entitled "The Portfolio—Portfolio Management" are hereby deleted and replaced with the following:

The Fund has retained the Investment Adviser—Morgan Stanley Investment Advisors Inc.—to provide investment advisory services to the Fund pursuant to an investment advisory agreement (the "Investment Advisory Agreement"). The Investment Adviser has, in turn, contracted with the Sub-Adviser—Morgan Stanley Investment Management Limited—to invest the Portfolio's assets, including the placing of orders for the purchase and sale of portfolio securities, pursuant to a sub-advisory agreement (the "Sub-Advisory Agreement"). The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 522 Fifth Avenue, New York, New York 10036.

The Sub-Adviser, a wholly-owned subsidiary of Morgan Stanley, provides a broad range of portfolio management services to its clients. Its main office is located at 25 Cabot Square, Canary Wharf, London, England E14 4QA.

The Portfolio is managed within the Taxable Fixed Income team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are Virginia Keehan, a Vice President of the Investment Adviser, Joseph Mehlman, an Executive Director of the Investment Adviser, and Christian G. Roth, a Managing Director of the Sub-Adviser.

Ms. Keehan has been associated with the Investment Adviser in an investment management capacity since 2004 and began managing the Portfolio in November 2008. Mr. Mehlman has been associated with the Investment Adviser in an investment management capacity since 2002 and began managing the Portfolio in November 2008. Mr. Roth has been associated with the Sub-Adviser in an investment management capacity since 1991 and began managing the Portfolio in February 2009.

All team members are responsible for the execution of the overall strategy of the Portfolio.

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The following is hereby added as the last sentence of the sixth paragraph of the section of the Prospectus entitled "The Portfolio—Portfolio Management":

The Investment Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Investment Adviser received from the Portfolio.

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The following is hereby added as the last sentence of the seventh paragraph of the section of the Prospectus entitled "The Portfolio—Portfolio Management":

A discussion regarding the basis for the Board of Trustees' approval of the Sub-Advisory Agreement will be available in the Portfolio's annual report to shareholders for the period ended June 30, 2009.

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In connection with the above changes, references in the Prospectus to "portfolio manager" and "portfolio manager's" are hereby changed to "portfolio managers" and "portfolio managers." In addition, references in the Prospectus to the Investment Adviser, when used in connection with its investment activities, include the Sub-Adviser acting under its supervision.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

LIT SPT VAR IC 02/09

SUPPLEMENT DATED FEBRUARY 26, 2009 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
MORGAN STANLEY VARIABLE INVESTMENT SERIES CLASS X and CLASS Y
Dated May 1, 2008

1.  With respect to the Income Plus Portfolio (the "Portfolio"), effective February 25, 2009, the portfolio management team of the Portfolio changed and Morgan Stanley Investment Advisors Inc. (the "Investment Adviser") entered into a Sub-Advisory Agreement with Morgan Stanley Investment Management Limited (the "Sub-Adviser"). As a result, the following changes to the Statement of Additional Information ("SAI") are required:

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The Portfolios listed within the definition of "Sub-Adviser" in the section of the SAI entitled "Glossary of Selected Defined Terms" hereby includes the Income Plus Portfolio.

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The following is hereby added at the end of the second paragraph of the section of the SAI entitled "V. Investment Advisory and Other Services — A. Investment Adviser, Sub-Adviser and Administrator":

Effective February 25, 2009, the Investment Adviser entered into a Sub-Advisory Agreement with MSIM Limited in respect of the Income Plus Portfolio.

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The portfolios listed in second to the last paragraph of the section of the SAI entitled "V. Investment Advisory and Other Services — C. Services Provided by the Investment Adviser, Sub-Adviser and Administrator" hereby includes the Income Plus Portfolio.

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The section of the SAI entitled "V. Investment Advisory and Other Services — F. Fund Management — Other Accounts Managed by the Portfolio Managers — With respect to the Income Plus Portfolio" is hereby deleted and replaced with the following:

As of November 30, 2008:

Virginia Keehan managed no registered investment companies; no pooled investment vehicles other than registered investment companies; and eight other accounts other accounts (which include separate accounts managed under certain "wrap fee programs") with a total of approximately $299 million in assets.

Joseph Mehlman managed four registered investment companies with a total of approximately $658.6 million in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

Christian G. Roth managed eight registered investment companies with a total of approximately $978.4 million in assets; no pooled investment vehicles other than registered investment companies; and 25 other accounts with a total of approximately $5.6 billion in assets. Of these other accounts, two accounts with a total of approximately $686.5 million in assets, had performance-based fees.

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The section of the SAI entitled "V. Investment Advisory and Other Services — F. Fund Management — Securities Ownership of Portfolio Managers — With respect to the Income Plus Portfolio" is hereby deleted and replaced with the following:

As of November 30, 2008, the dollar range of securities beneficially owned (either directly, or notionally, through certain defined contribution and/or deferred compensation programs) by each portfolio manager in the Fund is shown below:

Virginia Keehan:	None

Joseph Mehlman:	None

Christian G. Roth:	None

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.